UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2015

OranjTek Co.
(Exact name of registrant as specified in charter)

Delaware	333-198300	33-1230065
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3422 Old Capitol Trail, Suite 700, Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

(302) 295-6635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm

The Registrant reports in this current report on Form 8-K a change in certifying accountants. Effective August 7, 2015, the Registrant's certifying accountant, Li and Company PC ("LICO") resigned as the Registrant's independent registered public accounting firm.

(a)(1) Previous Independent Accountant

(i) The Registrant reports a change in certifying accountants, which involved Li and Company PC (“LICO”) resigning as the Registrant's independent registered public accounting firm effective August 7, 2015.

(ii) Li and Company PC (“LICO”) has not perform any financial audits or reviews and has not issued any opinions on the financials of the Company since the company’s last 10-Q filed on June 15, 2015.

(iii) Li and Company PC (“LICO”) resigned as our auditor. There were no disagreements between LICO and OranjTek Co.

(iv) OranjTek Co is currently reviewing other audit firms to complete the year end audit due October 29, 2015.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Li and Company PC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OranjTek Co.

Date: September 22, 2015	By:	/s/ Karen Travis
Karen Travis
Chief Executive Officer, President and Director
(Principal Executive Officer and Principal Financial Officer)